SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                       IMPACT MANAGEMENT INVESTMENT TRUST
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                       IMPACT MANAGEMENT INVESTMENT TRUST
                           1875 Ski Time Square Drive
                                    Suite One
                           Steamboat Springs, CO 80487
                                 1-888-467-2284

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                       IMPACT MANAGEMENT INVESTMENT TRUST

                            To be held April 19, 1999

                                   ----------

TO THE SHAREHOLDERS OF
     IMPACT MANAGEMENT GROWTH PORTFOLIO:

     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of Impact Management Growth Portfolio (the "Portfolio"), a series of Impact Management Investment Trust (the "Trust"), will be held on April 19, 1999 at 3:00 p.m. Eastern Time, at the Radisson Hotel, Monroeville, PA for the purpose of considering and acting upon the following matters:

          1. To approve or disapprove a sub-investment advisory agreement between Jordan American Holdings, Inc. (the Portfolio's current investment adviser), Schneider Capital Management Corporation and the Trust on behalf of the Portfolio;

          2. To approve or disapprove a change in the Portfolio's investment objective; and

          3. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 9, 1999 as the record date for the determination of those shareholders entitled to vote at the Meeting, and only holders of record at the close of business on that day will be entitled to vote.

     The Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1998 was previously mailed to shareholders, and copies of it are available upon request, without charge, by contacting the Trust at the address above or by calling 1-888-467-2284.

                                    IMPORTANT

     To save the expense of additional proxy solicitation, if you do not expect to be present at the Meeting, please mark your instructions on the enclosed Proxy, date and sign it and return it promptly in the enclosed envelope (which requires no postage if mailed in the United States). The enclosed Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By Order of the Board of Trustees

Ronald A. Stiller
President and Trustee

April 1, 1999

                       IMPACT MANAGEMENT INVESTMENT TRUST

                PROXY STATEMENT - SPECIAL MEETING OF SHAREHOLDERS

                                 April 19, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Impact Management Investment Trust (the "Trust"), for use at the Special Meeting of Shareholders ("Meeting") of Impact Management Growth Portfolio (the "Portfolio") to be held on April 19, 1999, at
3:00 p.m. Eastern Time at the Radisson Hotel, Monroeville, PA and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about April 1, 1999.

     The Portfolio's shareholders of record at the close of business on March 9, 1999 (the "Record Date") are entitled to notice of, and to vote on, the proposals described herein at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were 935,846.950 outstanding shares of the Portfolio, and each outstanding share is entitled to one vote.

     The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is organized as a Massachusetts business trust. The Trust has authorized an unlimited number of shares of beneficial interest (no par value). The shares of the Trust do not have cumulative voting rights.

     An affirmative vote of the majority of the Portfolio's outstanding shares as defined in the 1940 Act (a "1940 Act Majority Vote"), represented in person or by proxy, is required for approval of the new Sub-Investment Advisory Agreement (Proposal 1) and approval of the change in the Portfolio's investment objective (Proposal 2). A 1940 Act Majority Vote means the vote of the lesser of: (1) 67% of the shares of the Portfolio present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Portfolio.

     The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Abstentions and broker nonvotes will be counted for purposes of determining whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

     A majority of shares of the Trust entitled to vote at the meeting constitutes a quorum for the transaction of business at the meeting. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. In the event that a sufficient number of shares are not present at the Meeting in person or by proxy so as to constitute a quorum or to approve any one or more proposals set forth in the Notice of Special Meeting, the persons named as proxies may propose to adjourn the Meeting to a later date to permit further solicitation of proxies with respect to the proposals. In such case, the named proxies may vote in favor of such adjournment those proxies authorizing a vote in favor of any proposal to be considered at such adjourned meeting. They will vote against such adjournment those proxies required to be voted against any proposal to be considered at such adjourned meeting.

     As of the Record Date, no person owned beneficially more than 5% of the outstanding voting shares of the Portfolio. At the Record Date, Oleen Eagle, an independent Trustee of the Trust, owned 12,564, or 1.35%, of the outstanding shares of the Trust. No other Trustee owns beneficially, and the other Trustees together do not own beneficially, more than 1% of the outstanding voting shares of the Trust at the Record Date.

     Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Trust or by voting at the Meeting. A proxy, when executed and not revoked, will be voted as directed.

     The Trust and Jordan American Holdings, Inc. d/b/a Equity Assets Management (the "Adviser") will share equally the expense of this solicitation. Initial solicitation will be by mail. Further solicitation may be made by mail or telephone by regular employees of the Adviser, who will receive no compensation for such solicitation.

                                 PROPOSAL NO. 1
                                 --------------

             APPROVAL OF A SUB-INVESTMENT ADVISORY AGREEMENT FOR THE
                                    PORTFOLIO

     At the Meeting, shareholders will be asked to approve a sub-investment advisory agreement (the "Sub-Advisory Agreement") between the Portfolio's current investment adviser, Jordan American Holdings, Inc. d/b/a Equity Assets Management (the "Adviser"), Schneider Capital Management, Corporation, the proposed sub-adviser ("Sub-Adviser") and the Trust. Shareholders are being asked to approve the Sub-Advisory Agreement because such approval is required under the 1940 Act. The following summary provides information about the Portfolio's existing advisory arrangements, the Sub-Adviser and the Sub-Advisory Agreement.

INFORMATION   CONCERNING  THE  ADVISER  AND  THE  EXISTING  INVESTMENT  ADVISORY
AGREEMENT

     The Adviser is a Florida corporation organized in 1972, with its principal place of business located at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. In addition to advising the Portfolio, the Adviser provides investment advisory services to individuals, corporations, foundations, limited partnerships, and individual retirement, corporate, and group pension and profit-sharing plans.

     Subject to the direction of the Board of Trustees and the officers of the Trust, the Adviser manages the investment and reinvestment of the Portfolio's assets and administers its affairs pursuant to an investment advisory agreement between the Trust, on behalf of the Portfolio, and the Adviser executed as of May 5, 1998 (the "Advisory Agreement"). The Adviser also keeps certain books and records in connection with its services to the Trust. The Advisory Agreement was approved by the shareholders of the Portfolio on January 14, 1998 and was first approved by the Trustees, including the independent trustees, on October 31, 1997.

     Pursuant to the Advisory Agreement, the Adviser is entitled to an annual fee, payable monthly, of 1.25% of the Portfolio's average daily net assets. For the fiscal year ended September 30, 1998, the Portfolio paid the Adviser investment advisory fees of $54,723.

INFORMATION CONCERNING THE PROPOSED SUB-ADVISER

     The Adviser wishes to delegate to the Sub-Adviser certain of the duties that it now performs under the Advisory Agreement. The Adviser believes that it would be in the best interests of the Portfolio for the Sub-Adviser to provide investment advisory assistance and day-to-day management of the Portfolio. This decision is based on the Sub-Adviser's strong research capabilities, investment performance record and professional reputation. The Adviser also believes that its own investment philosophy and techniques are compatible with those of the Sub-Adviser. Furthermore, the combined management of the Adviser and the Sub-Adviser may increase the marketability of the Fund's shares, allowing the Fund to achieve economies of scale that may benefit shareholders.

     The Sub-Adviser is a corporation organized under Pennsylvania law, with its principal offices located at 460 East Swedesford Road, Wayne, PA 19087. The Sub-Adviser provides fully discretionary investment management services to clients which are primarily institutional accounts, particularly large benefit plans. Additionally, the Sub-Adviser is the investment manager of the Schneider Small Cap Value Fund which has approximately $7.5 million in assets. For its services to the Schneider Small Cap Value Fund, the Sub-Adviser is entitled to receive an annual advisory fee equal to 1.00% of that fund's average daily net assets. Presently, however, the Sub-Adviser has agreed to waive its fee and reimburse fund expenses to the extent necessary to maintain the Schneider Small Cap Value Fund's total annual operating expenses at or below 1.10% of net assets. This waiver agreement may be terminated by the Sub-Adviser at any time.

     Arnold Schneider, the President and sole Director of the Sub-Adviser, currently owns, of record or beneficially, 10% or more of the Sub-Adviser's outstanding voting securities. The following chart provides information about the Sub-Adviser's principal executive officers and director:

                                                             Principal
Name and Address*        Position with Sub-Adviser           Occupation
-----------------        -------------------------           ----------

Schneider, Arnold        President/Director              Portfolio Manager/Chief
                                                         Investment Officer

Schneider, John          Senior Vice President           Assistant Portfolio
                                                         Manager/Chief Financial
                                                         Officer

Sloate, Paul             Senior Vice President           Research Analyst

Neary, Nancy             Vice President                  Research Analyst

Robinson, Faith          Vice President                  Director of Marketing

Soura, Gary              Assistant Vice President        Research Analyst

     *The address for all officers and the director of the Sub-Adviser is 460 East Swedesford Road, Wayne, PA 19087.

INFORMATION CONCERNING THE SUB-ADVISORY AGREEMENT

     Advisory Services. The Sub-Adviser would select the securities for the invested portion of the Portfolio using a fundamental method of analysis. Subject to the authority of the Board of Trustees, the Sub-Adviser would invest the Portfolio's assets in accordance with the investment policies set forth in the Portfolio's prospectus and statement of additional information. The Sub-Adviser would sell portfolio securities when the Adviser believes that impending and/or current market trends warrant a more defensive position.

     Sub-Adviser's Fee. Under the Sub-Advisory Agreement, the Sub-Adviser will receive from the Adviser an annual fee, payable monthly, of 0.60% of the Portfolio's average daily net assets. Because this fee would be paid to the Sub-Adviser out of the Adviser's fee, the Portfolio will not incur any additional advisory fees as a result of the Sub-Advisory Agreement.

     Limitation of Liability. The Sub-Adviser would not be liable for any errors of judgment or mistake of law or for any loss suffered by the Portfolio or its shareholders in connection with the performance of its duties under the Sub-Advisory Agreement. However, this limitation of liability shall not protect the Sub-Adviser against any liability to the Portfolio or its shareholders resulting from the Sub-Adviser's misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

     Term. The Sub-Advisory Agreement shall remain in effect for two years from the date of its effectiveness. Thereafter, the Agreement would continue from year to year, provided such continuance is specifically approved at least annually either by shareholders or a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement.

     Termination. The Sub-Advisory Agreement is terminable, without penalty, on sixty (60) days' written notice by the Board of Trustees or by shareholders or upon ninety (90) days' written notice by the Sub-Adviser. The Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     A copy of the Sub-Advisory Agreement is attached hereto as Exhibit A, and the above description of the terms of the Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

EVALUATION OF THE SUB-ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES.

     The Board of Trustees of the Trust met on November 3, 1998, November 23, 1998, November 25, 1998, December 11, 1998 and January 26, 1999 to consider the proposed Sub-Advisory Agreement. At the January 26, 1999 meeting, the Board, including a majority of the Trustees who are not parties to the investment advisory agreement or interested persons of any such party, unanimously voted to approve the Sub-Advisory Agreement and to recommend it to shareholders for their approval.

     The Trustees, including the independent Trustees, considered their fiduciary obligations in approving an investment advisory contract, which obligations were outlined in a memorandum provided to the Board by counsel to the Portfolio. To evaluate the proposed Sub-Advisory Agreement, the Board requested and reviewed various materials, including materials furnished by the Adviser and by the Sub-Adviser. These materials included information regarding the Sub-Adviser and its personnel, operations, financial condition and investment philosophy. The Sub-Adviser provided information regarding the performance records and expenses of various investment accounts it currently manages. The Board also reviewed the terms of the proposed Sub-Advisory Agreement.

     In considering the Sub-Advisory Agreement, the Trustees considered that the terms of the Sub-Advisory Agreement do not contemplate any change in (i) the level of advisory services that the Portfolio will receive or (ii) the investment advisory fees payable by the Portfolio. The Trustees also considered the Adviser's recommendations concerning the Sub-Adviser's capabilities and performance record. Furthermore, the Trustees were assured that the Adviser, and the current primary portfolio managers, would remain actively involved in managing the Portfolio. If shareholders approve the Sub-Advisory Agreement, Arnold Schneider, president and director of the Sub-Adviser, will become an additional portfolio manager of the Portfolio.

BROKERAGE PRACTICES

     The majority of the Portfolio's brokerage transactions are placed with IMPACT Financial Network, Inc. ("IFNI"). IFNI is a subsidiary of the Adviser and is therefore an affiliated broker of the Trust. However, portfolio orders are placed with IFNI only where the price being charged and the services being provided compare favorably with those which would be charged to the Portfolio by non-affiliated broker-dealers, and with those charged by IFNI to other unaffiliated customers, on transactions of a like size and nature. Brokerage may also be allocated to dealers in consideration of their distribution of Portfolio shares, but only when execution and price are comparable to that offered by other brokers.

     For the fiscal year ended September 30, 1998, the aggregate amount of brokerage commissions paid by the Portfolio to IFNI was $41,000, which represents 100% of total commissions paid by the Portfolio during that period.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT.

     If shareholders do not approve this Proposal 1, the Portfolio will continue to operate with its current investment adviser as the sole adviser to the Portfolio.

                                 PROPOSAL NO. 2
                                 --------------

APPROVAL OF A CHANGE IN THE PORTFOLIO'S INVESTMENT OBJECTIVE

INTRODUCTION

     At a meeting held on January 26, 1999, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (as defined in the 1940
Act), unanimously voted to approve a change in the Portfolio's investment objective and to recommend that the Portfolio's shareholders approve such change. The purpose of the new objective is to permit greater flexibility to adapt to adverse market conditions when deemed necessary by the Portfolio's investment adviser. The proposed investment objective would be a fundamental policy of the Portfolio, which means that it could not be changed without the approval of the holders of a majority of the Portfolio's shares.

THE CURRENT AND PROPOSED INVESTMENT OBJECTIVES

     The Portfolio's current investment objective is to seek capital appreciation principally through investing in equity securities of small and medium market capitalization companies. The Portfolio's present strategy for achieving its objective is to invest primarily in the stocks of companies which the Adviser believes have prospects for above-average growth in earnings and significant capital appreciation. The current investment objective could be construed as restricting the length of time that the Portfolio may maintain a large position in cash, money market instruments or other investments which do not offer significant capital growth potential. This limits the Portfolio's ability to adapt to volatile market conditions which do not favor being fully invested in stocks .

     The Portfolio's proposed investment objective would be to provide maximum long-term total return consistent with reasonable risk to capital. If the proposed objective is approved, during periods of adverse market conditions, the Portfolio would be permitted to hold a substantial percentage of its assets in cash or money market securities, thereby seeking total return through income without regard to capital appreciation. The Adviser believes that it is important for the Portfolio to have the flexibility afforded by the proposed total return objective so that the Portfolio can adjust fully to changing market conditions.

     In furtherance of the proposed objective, the Portfolio would implement a new investment strategy, which was approved by the Board of Trustees on January 26, 1999. Under this new strategy, so long as warranted by market conditions, the Portfolio would invest principally in the equity securities of the Russell 1000(R) Value Index (the "Value Index"). The Value Index is composed of the 1,000 largest stocks with a less-than-average growth orientation in the Russell 3000 Index, a market value weighted index of the 3,000 largest U.S. publicly traded companies. Securities in the Value Index tend to exhibit low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth rates than the universe of growth stocks.

     In pursuing a value investment strategy, the Portfolio would invest mainly in stocks with low prices in relation to their attractive earnings prospects. Because the companies issuing these stocks often pay regular dividends to shareholders, the Fund would seek greater dividend income than it has sought in the past. Consequently, the new value strategy would be consistent with the Portfolio's proposed total return objective which emphasizes both capital gains and dividend income. Conversely, a mutual fund pursuing a "growth" investment strategy would invest in companies that, due to their strong earnings potential, offer above average capital growth. Any dividend income is considered incidental and is generally insignificant to a growth fund's total return. Growth fund returns consist more of capital appreciation than dividend income, when compared to value funds. The Value Index's universe of stocks historically has a higher dividend yield than the Russell 1000 Growth Index.

     A risk associated with investing in the Portfolio if it adopts the proposed total return objective and value investment strategy is that shareholders might miss out on significant capital appreciation that may be experienced by investments with a growth orientation. Also, the value of the Portfolio's investments may decline during periods when the market favors growth stocks over value stocks. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are adverse to large fluctuations in a fund's net asset value. Growth funds, by contrast, appeal to investors who will accept more volatility in net asset value if there is potential for above-average, long-term growth.

     Changing the Portfolio from a growth to a value strategy would involve some restructuring of its holdings. Based upon the expected level of restructuring of the Portfolio's current positions, capital gains and capital losses may be experienced by shareholders of the Portfolio. Furthermore, the Adviser anticipates an above average rate of portfolio turnover resulting from the change in strategy.

     The value investment strategies adopted by the Board at its January 26, 1999 meeting become effective only if shareholders approve Proposal 1 and this Proposal 2. Also at its January 26, 1999 meeting, the Board approved a change in the Portfolio's name to Impact Total Return Portfolio. The name change would reflect the change in the Portfolio's investment objective, and will become effective only if shareholders approve Proposals 1 and 2. If the name change becomes effective, the Portfolio normally would invest at least sixty-five percent of its assets in investments offering total return.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT TO THE PORTFOLIO'S INVESTMENT OBJECTIVE.

     If shareholders do not approve this Proposal 2, the Portfolio's current investment objective will remain in place.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     This Meeting of the shareholders of the Trust is a special meeting, and will generally conduct only those matters set forth in the Notice of the Meeting. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

                                      * * *

OTHER INFORMATION

     IFNI is the principal underwriter of the Trust's shares. The principal business address of IFNI is 1875 Ski Time Square Drive, Suite One, Steamboat Springs., CO 80487. IMPACT Administrative Services, Inc. ("IASI") serves as Administrator to the Fund, and Albert John & Company, Inc. is Sub-Administrator. IASI is located at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. Albert John & Company, Inc. is located at 616 West Fifth Avenue, Suite 204, McKeesport, PA 15132.

SHAREHOLDER REPORTS

     The most recent Annual Report for the Trust was mailed to shareholders on or about December 3, 1998. An additional copy is available at no cost to shareholders of the Trust upon request by contacting the Trust at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487, or by calling 1-888-467-2284.

SHAREHOLDER PROPOSALS

     Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Trust, at 1875 Ski Time Square Drive, Suite One, Steamboat Springs, CO 80487. Ordinarily, the Trust does not hold annual shareholder meetings.

                                        BY ORDER OF THE BOARD OF TRUSTEES

                                        Ronald A. Stiller
                                        President and Trustee

April 1, 1999

                                    EXHIBIT A

                       IMPACT MANAGEMENT INVESTMENT TRUST

                        SUB-INVESTMENT ADVISER AGREEMENT
                        --------------------------------

          AGREEMENT, made May ___, 1999, between Jordan American Holdings, Inc. (the "Fund Manager"), Schneider Capital Management Corporation (the "Sub-Adviser"), a Pennsylvania Corporation, and Impact Management Investment Trust.

          WHEREAS, the Fund Manager has entered into an Investment Advisory Agreement with Impact Management Investment Trust (the "Company") pursuant to which the Fund Manager acts as the adviser to Impact Total Return Portfolio ("Fund");

          WHEREAS, the Company is a Massachusetts Business Trust authorized to issue shares in series and classes and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund is one series of the Company;

          WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

          WHEREAS, the Fund Manager wishes to retain the Sub-Adviser to render investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund;

          NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund Manager, the Sub-Adviser, and the Company on behalf of the Fund as follows:

I.   Appointment
     -----------

          The Fund Manager, with the consent and approval of the Company and its shareholders, hereby appoints the Sub-Adviser to act as Sub-Investment Adviser to the Fund for the period and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

II.  Services as Sub-Investment Adviser
     ----------------------------------

          Subject to the general supervision and direction of the Board of Trustees of the Company, the Sub-Adviser will (a) manage the Fund in accordance with the Fund's

Prospectuses and Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Fund; (c) place purchase and sale orders on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts to provide research services to the Fund. In providing those services, the Sub-Adviser will provide the Fund ongoing research, analysis, advice, and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Sub-Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

          The  Sub-Adviser   further  agrees  that,  in  performing  its  duties
hereunder, it will:

     A. comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

     B. use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder,

     C. maintain books and records with respect to the Fund's securities transactions, render to the Board of Trustees of the Company such periodic and special reports as the Board may reasonably request, and keep the Trustees informed of developments materially affecting the Fund's portfolio;

     D. make available to the Fund's administrator, and the Company, promptly upon their request, such copies of any investment records and ledgers with respect to the Fund as may be required to assist the administrator and the
Company in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

     E. immediately notify the Company in the event that the Sub-Adviser or any of its affiliates; (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as sub-investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the company immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Company's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required by federal regulation to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

III. Documents
     ---------

          The Fund has delivered properly certified or authenticated copies of each of the following documents to the Sub-Adviser and will deliver to it all future amendments and supplements thereto, if any:

     A.   certified   resolution  of  the  Board  of  Trustees  of  the  Company authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

     B. the Registration Statement as filed with the Securities and Exchange Commission and any amendments thereto;

     C. exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

IV.  Brokerage
     ---------

          Subject to the Sub-Adviser's obligation to obtain best execution, the Sub-Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Sub-Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical research or other information or services for the benefit of the Fund directly or indirectly. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to cause the Fund to negotiate and pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Sub-Adviser, provided that the Sub-Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Sub-Adviser's overall responsibilities with respect to accounts as to which the Sub-Adviser exercises investment discretion. The Sub-Adviser may aggregate securities orders so long as the Sub-Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients. In no instance will the Fund's securities be purchased from or sold to the Fund's principal underwriter, the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

V.   Records
     -------

          The Sub-Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act. The Sub-Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

VI.  Standard of Care
     ----------------

          The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of misfeasance, bad faith or negligence on its part in the performance of its duties or by reason of the Sub-Advisers reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Sub-Adviser" shall include any officers, directors, employees, or other affiliates of the Sub-Adviser performing services with respect to the Fund.

VII. Compensation
     ------------

          In consideration of the services rendered pursuant to this Agreement, the Fund Manager will pay the Sub-Adviser a fee at an annual rate equal to 0.60% of the average daily net assets of the Fund. This fee shall be computed and accrued daily and payable monthly. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectuses or Statement of Additional Information.

VIII. Expenses
      --------

          The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, with the exception of the cost of investment securities, commodities or other instruments purchased for the Fund. The Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commission, if any, fees of Trustees of the Company who are not officers, directors or employees of the Sub-Adviser; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; cost attributable to investor services, including, without limitation, telephone and personnel expenses; charges of an independent pricing service; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders' cost of shareholders reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Company; and any extraordinary expenses. In addition, the Fund will pay distribution fees pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act.

IX.  Services to Other Companies or Accounts
     ---------------------------------------

          The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in other activities, so long as its services hereunder are not impaired thereby. No provision of this Agreement shall limit or restrict Sub-Adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

X.   Duration and Termination
     ------------------------

          This Agreement shall become effective on May ___, 1999, and shall remain in effect, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (I) the vote of a majority of the Board of Trustees of the Company or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on sixty (60) days' written notice by the Board of Trustees of the Company or by vote of holders of a majority of the Fund's shares or by the Sub-Adviser. This Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

XI.  Amendment
     ---------

          No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and
(ii) a majority of the Trustees of the Company, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

XII. Use of Name
     -----------

          It is understood that the name of Schneider Capital Management, or any derivation thereof or logo associated with that name is the valuable property of the Sub-Adviser and its affiliates, and that the Fund has the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to the Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such name (or derivative or logo).

XIII. Miscellaneous
      -------------

     A. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     B. Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

     C. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     D. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the state of Pennsylvania.

     E. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     F. Notices of any kind to be given to the Sub-Adviser by the Company or the Fund Manager shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at: Schneider Capital Management, 460 East Swedesford Road, Suite 1080, Wayne,

PA 19087, or at such other address or to such individual as shall be specified by the Sub-Adviser to the Company. Notices of any kind to be given to the Company or the Fund Manager by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to: Impact Management Investment Trust, 1875 Ski Time Square Drive, Suite One, Steamboat Springs, Colorado 80487, or at such other address or to such individual as shall be specified by the Company or the Fund Manager to the Sub-Adviser.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                        Schneider Capital Management

                                        By: ______________________________
                                            President

                                        Jordan American Holdings, Inc.

                                        By: ______________________________
                                            President

                                        Impact Management Investment Trust

                                        By: ______________________________
                                            President

                              [FORM OF PROXY CARD]

BY SIGNING AND DATING THE BACK OF THIS CARD,  YOU  AUTHORIZE THE PROXIES TO VOTE
EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

IMPACT MANAGEMENT INVESTMENT TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - APRIL 19, 1999

     The undersigned hereby constitutes and appoints Linda Johnston with power of substitution, as proxy to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Impact Management Investment Trust to be held at the Radisson Hotel, Monroeville, PA on the 19th day of April, 1999 at 3:00 p.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxy to vote as indicated on this proxy card.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

          1. To approve a sub-investment advisory agreement between Jordan American Holdings, Inc., Schneider Capital Management, Corporation, and Impact Management Investment Trust on behalf of the Portfolio.

          FOR    |_|                AGAINST   |_|              ABSTAIN   |_|

          2. To approve a change in the investment objective of the Impact Management Growth Portfolio (to be renamed Impact Total Return Portfolio if this Proposal is approved).

          FOR    |_|                AGAINST   |_|              ABSTAIN   |_|

          3. To transact such other business as may properly come before the Meeting.


--------------------------------------------------------------------------------
     SIGNATURE             SIGNATURE (JOINT OWNER)                   DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.